UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska      68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

9/30

Date of reporting period: 9/30/12

Item 1.  Reports to Stockholders.

Annual Report

September 30, 2012

1-855-477-8100

www.bandonalts.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

Bandon Isolated Alpha Fixed Income Fund

Dear Shareholders,

The Bandon Isolated Alpha Fixed Income Fund (“Fund”) returned +6.04% (Class I) for its fiscal year, ending September 30, 2012. This return is in line with the Fund’s performance objective to provide consistent positive returns throughout various fixed income market cycles. Unlike traditional funds, the Fund is not managed relative to a benchmark; however, we have provided the following indices for perspective. The BofAML 3-Month Treasury Bill Index (the “Benchmark”), returned 0.11% for the same period. The Barclays Capital U.S. Aggregate Bond Index (the “Index”) returned 5.16% for the same period. In addition, The Hedge Fund Absolute Return Index (the “HFRX”) returned +0.12% for the same period.

Market Commentary

High quality fixed income yields remain at historic lows driving investors to search for yield elsewhere.  This hunt for yields has caused lower quality fixed income and emerging market yields to trade at or below historically average spreads and at all-time low yields.  This environment has provided strong results for fixed income broadly.

A recent decline in bond market volatility has allowed fixed income investors to become complacent and comfortable despite assuming fixed income risks at historically low levels of potential return.  With current levels of global economic uncertainty, low volatility isn’t likely to stay.  Whether yields continue to fall, stay the same or rise, the potential value of identifying and investing in alternative sources of return, within the fixed income asset class is clear.

Philosophy

The Bandon Isolated Alpha Fixed Income Fund seeks non-correlated, positive returns in all environments by investing both long and short in global fixed income markets. The strategy relies on tactical investment strategies, rather than buying and holding traditional fixed income securities. Bandon believes the skill set for analyzing and managing credit risk is very different from the skill set for analyzing and managing interest rate risk and as such seeks to isolate the decision making for each of these principal risk factors through separate specialist, institutionally oriented sub-advisers.

The Fund seeks to reduce or eliminate risks associated with buying and holding fixed income securities. The Fund actively repositions its interest rate and credit exposures within pre-defined symmetrical boundaries (ex. -5yrs to +5yrs of duration) with little to no bias in investing long vs. short.

The Fund seeks to limit volatility and downside risk by employing strict risk management policies and seeks “bond like” volatility with a standard deviation in the 3 to 5 % range.

We believe given the anticipated lack of correlation to other financial markets and investment strategies the Fund fits well into the alternative category, additionally as the Fund invests in fixed income securities it also has a unique potential to act as a diversifier within the fixed income part of a portfolio.

Fund Commentary

We were generally pleased with the performance of the fund during an environment that continued to favor buy and hold bond strategies with market interest rates falling from 1.92% on September 30th 2011 to 1.64% on September 30, 2012. Despite being generally positioned for interest rates to rise with predominately negative target durations the Fund was still able to slightly outperform the Barclays Aggregate.  The Fund’s increases came at very different times than buy and hold bond strategies.  When isolating periods in which interest rates increased September 22nd through October 27th of 2011 and January 31st through March 19th 2012 by +0.67% and +0.58% respectively the fund showed significant outperformance with returns of +1.54% and 2.79% respectively versus the Barclays Aggregate which declined -0.78% and -1.03%.  We believe that these differentiated performance characteristics may prove invaluable should we enter a period where bonds struggle.

The Future

Going forward in 2012 and into 2013, we expect increased volatility and continued opportunity for our investment strategies.  With high quality fixed income yields at historic lows we believe that the fund offers an excellent opportunity to seek a higher return without taking on greater correlations to risk assets unlike many of the traditional alternatives to high quality fixed income.  Whether rates rise or not, low yields present significant challenges for income oriented investors.

We remain agnostic in our intermediate to long term views on the direction of interest rate and credit markets and remain focused on our disciplined approach to generating returns regardless of what occurs.

We remain encouraged and excited about the future opportunity for our strategy.

We thank you for your continued support and interest in the Bandon Isolated Alpha Fixed Income Fund.

With regards,

William F. Woodruff

Bandon Capital Management, LLC

Chief Investment Officer

1758-NLD-11/2/2012

Bandon Isolated Alpha Fixed Income Fund
Portfolio Review (Unaudited)
September 30, 2012

The Fund's performance figures* for the period ended September 30, 2012, as compared to its benchmark:
	One Year	Since Inception**
Bandon Isolated Alpha Fixed Income Fund - Investor Class	6.04%	1.93%
Bandon Isolated Alpha Fixed Income Fund - Class A	5.85%	1.82%
Bandon Isolated Alpha Fixed Income Fund - Class A with load	(0.19)%	(1.57)%
Bandon Isolated Alpha Fixed Income Fund - Class C	4.93%	1.20%
Bandon Isolated Alpha Fixed Income Fund - Class R	5.95%	1.87%
HRFX Absolute Return Index***	0.13%	(2.13)%
Bank of America Merrill Lynch 3-Month Treasury Bill Index ****	0.07%	0.10%

*  The Performance data quoted is historical. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Returns greater than 1 year are annualized.  For performance information current to the most recent month-end, please call 1-855-477-8100

** Inception date is December 31, 2010.
*** The HRFX Absolute Return index measures the comprehensive overall returns of hedge funds. Investors may not invest in the Index directly.
**** Bank of America Merrill Lynch 3-Month Treasury Bill Index: Consists of U.S. Treasury Bills maturing in 90 days.
Investors may not invest in the Index directly. Unlike the Fund's returns, the Index does not reflect any fees or expenses.

Top Ten Holdings by Industry	% of Net Assets
U.S. Government & Agency Obligations	28.6%
Exchange Traded Funds	12.4%
Automobile ABS	11.2%
Banks	4.5%
Insurance	4.4%
Student Loan ABS	3.5%
Diversified Financial Services	2.8%
Airlines	2.7%
Oil & Gas	2.2%
Other, Cash & Cash Equivalents	27.7%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund's holdings.

	Bandon Isolated Alpha Fixed Income Fund
	PORTFOLIO OF INVESTMENTS
	September 30, 2012

	Par Value ($)		BONDS & NOTES - 68.0%		Coupon Rate (%)	Maturity		Value
			AGENCY COLLATERAL CMO - 1.1%
	3,540,011		Government National Mortgage Association 2011-H21 HI (a)		1.7848	11/20/2061		$ 287,803

			AIRLINES - 2.7%
	695,000		Continental Airlines 2012-1 Class B Pass Thru Trusts		6.2500	10/11/2021		719,325

			AUTOMOBILE ABS - 11.2%
	48,484		Ally Auto Receivables Trust 2012-3 A1		0.3390	6/17/2013		48,500
	216,830		AmeriCredit Automobile Receivables Trust 2010-1 B		3.7200	11/17/2014		219,066
	10,950		AmeriCredit Automobile Receivables Trust 2010-4 A2		0.9600	5/8/2014		10,952
	75,000		AmeriCredit Automobile Receivables Trust 2010-2 B		2.7300	3/9/2015		75,655
	39,241		CarMax Auto Owner Trust 2012-2 A1		0.2920	6/17/2013		39,249
	1,000,000		Chesapeake Funding 2012-1A A (a,b)		0.9780	4/7/2015		1,002,474
	24,453		DT Auto Owner Trust 2009-1 B (b)		5.9200	10/15/2015		24,563
	38,644		DT Auto Owner Trust 2011-2A A (b)		0.9600	1/15/2014		38,644
	59,737		Harley-Davidson Motorcycle Trust 2012-1 A1		0.2351	8/15/2013		59,749
	33,843		Honda Auto Receivables Owner Trust 2009-3 A4		3.3000	9/15/2015		33,948
	10,567		Honda Auto Receivables Owner Trust 2011-3 A2		0.6700	4/21/2014		10,581
	109,239		Huntington Auto Trust 2012-1 A1		0.3416	3/15/2013		109,258
	59,196		Hyundai Auto Lease Securitization Trust 2012-A A1 (b)		0.3842	6/17/2013		59,239
	69,206		Hyundai Auto Receivables Trust 2012-B A1		0.2929	7/15/2013		69,240
	194,123		Nissan Auto Receivables Owner Trust 2012-A A1		0.3586	3/15/2013		194,121
	171,542		Nissan Auto Receivables Owner Trust 2012-B A1		0.2631	8/15/2013		171,502
	155,000		Prestige Auto Receivables Trust 2011-1A A3 (b)		1.9000	8/17/2015		155,969
	52,606		Santander Drive Auto Receivables Trust 2011-1 A2		0.9400	2/18/2014		52,649
	189,769		Santander Drive Auto Receivables Trust 2011-2 A2		1.0400	4/15/2014		189,947
	145,266		Santander Drive Auto Receivables Trust 2012-4 A1		0.4323	7/15/2013		145,350
	24,384		Volkswagen Auto Lease Trust 2012-A A1		0.3321	6/20/2013		24,386
	170,000		Westlake Automobile Receivables Trust 2012-1A A1 (b)		0.4258	9/16/2013		169,894
	45,508		World Omni Automobile Lease Securitization Trust 2012-A A1		0.3280	6/17/2013		45,520
								2,950,456
			BANKS - 4.5%
	160,000		BBVA Bancomer SA (b)		6.7500	9/30/2022		174,800
	320,000		Eksportfinans ASA		2.3750	5/25/2016		296,400
	400,000		Lloyds Banking Group PLC (a,b)		6.6570	Perpetual		331,000
RUB	5,000,000		Russian Agricultural Bank OJSC Via RSHB Capital SA		8.6250	2/17/2017		165,074
	230,000		Wachovia Capital Trust III (a)		5.5698	Perpetual		227,412
								1,194,686
			COMMERCIAL MBS - 1.0%
	100,000		Bear Stearns Commercial Mortgage Securities 2001-TOP D (a,b)		6.9400	2/15/2035		99,304
	49,071		Chase Commercial Mortgage Securities Corp. 1998-1 F (b)		6.5600	5/18/2030		49,328
	115,000		Merrill Lynch Mortgage Investors, Inc. 1998-C3 E (a)		6.7944	12/15/2030		119,286
								267,918
			DIVERSIFIED FINANCIAL SERVICES - 2.8%
	700,000		International Lease Finance Corp.		4.8750	4/1/2015		728,875

			ELECTRICAL COMPONENTS & EQUIPMENT - 1.4%
	774,000		Suntech Power Holdings Co. Ltd.		3.0000	3/15/2013		383,130

			INSURANCE - 4.4%
	665,000		Genworth Financial, Inc.(a)		6.1500	11/15/2066		427,262
	255,000		MetLife, Inc. (a)		10.7500	8/1/2069		378,675
	335,000		Sirius International Group Ltd. (a,b)		7.5060	Perpetual		341,419
								1,147,356
			IRON/STEEL - 0.3%
	80,000		Vale SA		5.6250	9/11/2042		81,340

			OIL & GAS - 2.2%
	175,000		Lukoil International Finance BV (b)		7.2500	11/5/2019		210,665
	330,000		Petrohawk Energy Corp.		7.2500	8/15/2018		373,827
								584,492

			OTHER ABS - 1.0%
	110,000		John Deere Owner Trust		0.2670	9/16/2013		110,064
	138,569		Railcar Leasing LLC (b)		7.1250	1/15/2013		140,606
								250,670

			PHARMACEUTICALS - 0.1%
	25,000		VPI Escrow Corp. (b)		6.3750	10/15/2020		25,500

See accompanying notes to financial statements.
	Bandon Isolated Alpha Fixed Income Fund
	PORTFOLIO OF INVESTMENTS (Continued)
	September 30, 2012
	Par Value ($)		BONDS & NOTES - 68.0% (Continued)		Coupon Rate (%)	Maturity		Value
			REGIONAL (STATE/PROVINCE) - 1.9%
	250,000		Province of Ontario Canada		1.6500	9/27/2019		$ 250,770
AUD	200,000		Queensland Treasury Corp.		6.0000	7/21/2022		239,559
								490,329

			SOVEREIGN - 0.9%
	250,000		Republic of Argentina		7.0000	10/3/2015		229,500

			STUDENT LOAN ABS - 3.5%
	432,522		SLM Student Loan Trust 2005-B A2 (a)		0.5688	3/15/2023		419,638
	472,154		SLM Student Loan Trust 2010-A 2A (a,b)		3.4918	5/15/2044		497,996
								917,634
			U.S. GOVERNMENT & AGENCY OBLIGATIONS - 28.6%
	1,000,000		Federal Home Loan Banks (d,e)		1.7500	3/8/2013		1,006,890
	1,000,000		Federal National Mortgage Association (e)		1.0000	5/16/2014		1,011,300
	5,000,000		United States Treasury Notes		0.6250	2/28/2013		5,009,960
	465,000		United States Treasury Notes		0.6250	8/31/2017		463,269
								7,491,419

			WL COLLATERAL CMO - 0.4%
	93,840		Countrywide Asset-Backed Certificates 2005-IM1 A2 (a)		0.4965	11/25/2035		92,106

			TOTAL BONDS & NOTES (Cost - $17,452,574)					17,842,539

					Yield (%)(d)
			DISCOUNT NOTES - 0.8%
			U.S. GOVERNMENT AND AGENCY OBLIGATIONS
	200,000		United States Treasury Bill		0.1442	11/15/2012		199,964
			TOTAL DISCOUNT NOTES (Cost $199,964)					199,964

	Shares				Dividend Rate (%)
			PREFERRED STOCK - 0.8%
			BEVERAGES - 0.8%
	8,001		Glacier Water Trust I		9.0625			206,026
			TOTAL PREFERRED STOCK (Cost - $192,145)

			EXCHANGE TRADED FUNDS - 12.4%
			DEBT FUNDS - 12.4%
	73,014		Guggenheim BulletShares 2012 Corporate Bond ETF					1,488,025
	39,235		Guggenheim BulletShares 2012 High Yield Corporate Bond ETF					1,002,454
	20,000		Guggenheim BulletShares 2013 Corporate Bond ETF					418,600
	12,755		Guggenheim BulletShares 2013 High Yield Corporate Bond ETF					330,227
			TOTAL EXCHANGE TRADED FUNDS (Cost - $3,237,332)					3,239,306

			SHORT-TERM INVESTMENTS - 17.8%
			MONEY MARKET FUNDS - 17.8%
	4,103,240		HighMark 100% US Treasury Money Market Fund - Fiduciary Shares (c)		0.00%			4,103,240
	574,440		HighMark Diversified Money Market Fund - Fiduciary Shares (c)		0.02%			574,440
			TOTAL SHORT-TERM INVESTMENTS (Cost $4,677,680)					4,677,680

			TOTAL INVESTMENTS - 99.8% (Cost - $25,759,695) (f)					$ 26,165,515
			ASSETS LESS OTHER LIABILITIES - 0.2%					58,259
			NET ASSETS - 100.0%"					$ 26,223,774

			ABS - Asset Backed Security
			AUD - Australian Dollar
			CMO - Collateralized Mortgage Obligation
			MBS - Mortgage Backed Security
			RUB - Russian Rouble
		(a)	Variable rate security - interest rate subject to periodic change.
		(b)	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be
			resold in transactions exempt from registration to qualified institutional buyers. At September 30, 2012, these
			securities amounted to $3,321,401 or 12.7% of net assets.
		(c)	Money market fund; interest rate reflects seven-day effective yield on September 30, 2012.
		(d)	Represents annualized yield at date of purchase.
		(e)	Issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the
			U.S. government. The Federal National Mortgage Association currently operates
			under a federal conservatorship.
		(f)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is
			$25,759,896 and differs from market value by net unrealized appreciation (depreciation)
			of securities as follows:
						Unrealized Appreciation:		$ 419,609
						Unrealized Depreciation:		(13,990)
						Net Unrealized Appreciation:		$ 405,619

See accompanying notes to financial statements.
	Bandon Isolated Alpha Fixed Income Fund
	PORTFOLIO OF INVESTMENTS (Continued)
	September 30, 2012

	Long/(Short) Contracts							Unrealized Gain/(Loss)
			FUTURES CONTRACTS
			OPEN LONG FUTURES CONTRACTS
	12		Long Gilt Note maturing December 2012
			(Underlying Face Amount at Value GBP 1,447,440 )
			NET UNREALIZED GAIN FROM OPEN LONG FUTURES CONTRACTS					$ 1,356

			OPEN SHORT FUTURES CONTRACTS
	(6)		10 Year Mini JBG Note maturing December 2012					(2,776)
			(Underlying Face Amount at Value JPY 86,544,000)
	(4)		US 5 Year Note maturing December 2012					(2,250)
			(Underlying Face Amount at Value $498,525)
	(6)		Euro-Bund Future maturing December 2012					2,933
			(Underlying Face Amount at Value EUR 850,620)
	(49)		US 10 Year Note maturing December 2012					(31,899)
			(Underlying Face Amount at Value $6,540,734)
			NET UNREALIZED LOSS FROM OPEN SHORT FUTURES CONTRACTS					(33,992)

			NET UNREALIZED LOSS FROM OPEN FUTURES CONTRACTS					$ (32,636)

			OPEN SWAP CONTRACTS
			Reference Entity	Notional Amount	Interest Rate (Payable)/ Receivable	Termination Date	Counterparty	Unrealized Appreciation/ Depreciation
			CDX.NA.HY Series 19 Version 1, 5yr Index	$ 500,000	5.00%	12/20/2017	Citigroup Global Markets, Inc.	$ (2,314)
			CSX Corporation, 5yr	1,000,000	(1.00)%	6/20/2017	Citigroup Global Markets, Inc.	(1,000)
			El Paso Corp., 5yr	2,000,000	1.00%	6/20/2017	Citigroup Global Markets, Inc.	10,063
			General Mills, Inc.	3,000,000	(1.00)%	6/20/2017	Citigroup Global Markets, Inc.	2,254
			Honey Well International, Inc., 5yr	2,000,000	1.00%	9/20/2017	Citigroup Global Markets, Inc.	(10,028)
			International Paper, 5yr	2,000,000	1.00%	9/20/2017	Citigroup Global Markets, Inc.	51,139
			Norfolk Southern Corp., 5yr	1,000,000	(1.00)%	6/20/2017	Citigroup Global Markets, Inc.	(271)
			NRG Energy, Inc.	750,000	5.00%	12/20/2014	Citigroup Global Markets, Inc.	41,304
			Packaging Corporation of America., 5yr	2,000,000	1.00%	9/20/2017	Citigroup Global Markets, Inc.	(48,925)
			The Procter & Gamble Company. 5yr	3,000,000	1.00%	6/20/2017	Citigroup Global Markets, Inc.	5,563
			United Technology, Corp. 5yr	2,000,000	1.00%	6/20/2017	Citigroup Global Markets, Inc.	11,561
								$ 59,346

See accompanying notes to financial statements.

Bandon Isolated Alpha Fixed Income Fund
Statement Of Assets and Liabilities
September 30, 2012

ASSETS
Investment securities:
At cost	$ 25,759,695
At value	$ 26,165,515
Deposit with brokers for futures contracts	436,904
Foreign currency (Cost $286,697)	285,571
Receivable for securities sold	50,631
Interest receivable	111,641
Receivable for futures - variation margin	1,123
Receivable for open forward foreign currency exchange contracts	355
Receivable for Fund shares sold	35,993
Unrealized appreciation on swap contracts	59,346
Prepaid expenses and other assets	13,735
TOTAL ASSETS	27,160,814

LIABILITIES
Payable for investments purchased	869,696
Payable for Fund shares redeemed	2,804
Investment advisory fees payable	30,921
Fees payable to other affiliates	7,224
Payable for open forward foreign currency exchange contracts	495
Distribution (12b-1) fees payable	300
Accrued expenses and other liabilities	25,600
TOTAL LIABILITIES	937,040
NET ASSETS	$ 26,223,774

NET ASSETS CONSIST OF:
Paid in capital	$ 24,957,713
Accumulated net investment loss	(59,206)
Accumulated net realized gain from investment, foreign currency, short sales, futures, swaps and options transactions	894,025
Net unrealized appreciation of investments, foreign currency, futures and swaps	431,242
NET ASSETS	$ 26,223,774

NET ASSET VALUE PER SHARE:
Class I Shares:*
Net Assets	$ 25,818,262
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	2,499,595
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share	$ 10.33

Class A Shares:
Net Assets	$ 49,740
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	4,819
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$ 10.32
Maximum offering price per share (maximum sales charge of 5.75%)	$ 10.95

Class C Shares:
Net Assets	$ 355,762
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	34,831
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share	$ 10.21

Class R Shares:
Net Assets	$ 10.33
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	1
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share	$ 10.33

* Effective January 13, 2012 Investor Class shares were renamed Class I shares.

See accompanying notes to financial statements.

Bandon Isolated Alpha Fixed Income Fund
Statement of Operations
For the Year Ended September 30, 2012

INVESTMENT INCOME
Interest	$ 441,137
Dividends (net of foreign withholding tax of $631)	71,619
TOTAL INVESTMENT INCOME	512,756

EXPENSES
Investment advisory fees	444,445
Distribution (12b-1) fees:
Class A	50
Class C	3,563
Administrative services fees	37,912
Transfer agent fees	24,177
Accounting services fees	27,171
Audit fees	20,956
Compliance officer fees	19,250
Registration fees	20,470
Custodian fees	12,042
Legal fees	6,886
Shareholder reporting expenses	9,283
Trustees fees and expenses	5,046
Non 12b-1 shareholder servicing expense	1,204
Other expenses	6,969
TOTAL EXPENSES	639,424

Less: Fees waived/reimbursed by the Advisor	(140,914)

NET EXPENSES	498,510

NET INVESTMENT INCOME	14,246

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SECURITIES SOLD SHORT,
FUTURES, SWAPS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments	1,028,266
Foreign currency transactions	10,418
Securities sold short	1,693
Futures	(214,374)
Options Purchased	1,090
Options Written	257,965
Swaps	(90,133)
Forward foreign currency exchange contracts	25,006
Net realized gain	1,019,931

Net change in unrealized appreciation (depreciation) of:
Investments	489,731
Foreign currency translations	(840)
Futures	(53,119)
Swaps	52,658
Forward foreign currency exchange contracts	(23,047)
Net change in unrealized appreciation (depreciation)	465,383

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS,
FUTURES, SWAPS AND FOREIGN CURRENCY TRANSACTIONS	1,485,314

NET INCREASE IN NET ASSETS	$ 1,499,560

See accompanying notes to financial statements.

Bandon Isolated Alpha Fixed Income Fund
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Period Ended
	September 30, 2012	September 30, 2011 (a)
FROM OPERATIONS
Net investment income (loss)	$ 14,246	(26,082)
Net realized gain (loss) from investment, futures, forward currency exchange
contracts, swaps and foreign currency transactions	1,019,931	(163,480)
Net change in unrealized appreciation (depreciation) on investments, futures
forward currency exchange contracts, swaps and foreign currency transactions	465,383	(34,141)
Net increase (decrease) in net assets resulting from operations	1,499,560	(223,703)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class I *	(21,476)	-
Net decrease in net assets resulting from distributions to shareholders	(21,476)	-
FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class I *	5,251,105	27,989,971
Class A	96,840	10
Class C	58,000	337,693
Class R	-	10
Net asset value of shares issued in reinvestment of distributions:
Class I	8,644	-
Payments for shares redeemed:
Class I *	(7,130,270)	(1,542,398)
Class A	(49,804)	-
Class C	(50,408)	-
Net increase (decrease) in net assets from shares of beneficial interest	(1,815,893)	26,785,286

TOTAL INCREASE (DECREASE) IN NET ASSETS	(337,809)	26,561,583

NET ASSETS
Beginning of Period	26,561,583	-
End of Period^	$ 26,223,774	$ 26,561,583
^Includes accumulated net investment loss of:	$ (59,206)	$ (8,315)

SHARE ACTIVITY
Class I:*
Shares Sold	519,642	2,846,391
Shares Reinvested	859	-
Shares Redeemed	(711,118)	(156,179)
Net increase (decrease) in shares of beneficial interest outstanding	(190,617)	2,690,212

Class A:
Shares Sold	9,705	1
Shares Redeemed	(4,887)	-
Net increase in shares of beneficial interest outstanding	4,818	1

Class C:
Shares Sold	5,748	34,134
Shares Redeemed	(5,051)	-
Net increase (decrease) in shares of beneficial interest outstanding	697	34,134

Class R:
Shares Sold	-	1
Net increase in shares of beneficial interest outstanding	-	1

* Effective January 13, 2012 Investor Class shares were renamed Class I shares.
(a)	The Bandon Isolated Alpha Fixed Income Fund commenced operations on December 31, 2010.

See accompanying notes to financial statements.

Bandon Isolated Alpha Fixed Income Fund
Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class I (1)
	For the Year Ended September 30, 2012	For the Period Ended September 30, 2011 (2)

Net asset value, beginning of period	$ 9.75	$ 10.00

Activity from investment operations:
Net investment income (loss) (3)	0.01	(0.03)
Net realized and unrealized
gain (loss) on investments	0.58	(0.22)
Total from investment operations	0.59	(0.25)

Less distributions from:
Net investment income	(0.01)	-
Total distributions	(0.01)	-

Net asset value, end of period	$ 10.33	$ 9.75

Total return (4)	6.04%	(2.50)%	(5)

Net assets, at end of period (000s)	$ 25,818	$ 26,229

Ratio of gross expenses to average
net assets (6,8)	2.50%	3.73%	(7)
Ratio of net expenses to average
net assets (8)	1.95%	1.95%	(7)
Ratio of net investment income (loss)
to average net assets (8,9)	0.07%	(0.36)%	(7)

Portfolio Turnover Rate	548%	708%	(5)

(1) Effective January 13, 2012 Investor Class shares were renamed Class I shares.
(2)	The Bandon Isolated Alpha Fixed Income Fund commenced operations on December 31, 2010.
(3)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(4) Total returns shown exclude the effect of applicable sales charges.
(5) Not Annualized.
(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(7) Annualized.
(8)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(9)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Bandon Isolated Alpha Fixed Income Fund
Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

		Class A
		For the Year Ended September 30, 2012		For the Period Ended September 30, 2011 (1)

Net asset value, beginning of period		$ 9.75		$ 10.00

Activity from investment operations:
	Net investment income (loss) (2)	0.00	(3)	(0.04)
	Net realized and unrealized
	gain (loss) on investments	0.57		(0.21)
Total from investment operations		0.57		(0.25)

Net asset value, end of period		$ 10.32		$ 9.75

Total return (4)		5.85%		(2.50)%	(5)

Net assets, at end of period (000s)		$ 50	(6)	$ 0	(6)

Ratio of gross expenses to average
	net assets (7,9)	2.75%		3.98%	(8)
Ratio of net expenses to average
	net assets (9)	2.20%		2.20%	(8)
Ratio of net investment income (loss)
	to average net assets (9,10)	(0.07)%		(0.61)%	(8)

Portfolio Turnover Rate		548%		708%	(5)

(1)	The Bandon Isolated Alpha Fixed Income Fund commenced operations on December 31, 2010.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Represents less than 0.005 in net assets.
(4)	Total returns shown exclude the effect of applicable sales charges.
(5)	Not Annualized.
(6)	Represents less than $1,000 in net assets.
(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(8)	Annualized.
(9)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the
	underlying investment companies in which the Fund invests.
(10)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment
	companies in which the Fund invests.

See accompanying notes to financial statements.

Bandon Isolated Alpha Fixed Income Fund
Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class C
	For the Year Ended September 30, 2012	For the Period Ended September 30, 2011 (1)

Net asset value, beginning of period	$ 9.73	$ 10.00

Activity from investment operations:
Net investment loss (2)	(0.09)	(0.06)
Net realized and unrealized
gain (loss) on investments	0.57	(0.21)
Total from investment operations	0.48	(0.27)

Net asset value, end of period	$ 10.21	$ 9.73

Total return (3)	4.93%	(2.70)%	(4)

Net assets, at end of period (000s)	$ 356	$ 332

Ratio of gross expenses to average
net assets (5,7)	3.50%	4.73%	(6)
Ratio of net expenses to average
net assets (7)	2.95%	2.95%	(6)
Ratio of net investment loss
to average net assets (7,8)	(0.93)%	(1.36)%	(6)

Portfolio Turnover Rate	548%	708%	(4)

(1)	The Bandon Isolated Alpha Fixed Income Fund commenced operations on December 31, 2010.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3) Total returns shown exclude the effect of applicable sales charges.
(4) Not Annualized.
(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(6) Annualized.
(7)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(8)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Bandon Isolated Alpha Fixed Income Fund
Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class R
	For the Year Ended September 30, 2012		For the Period Ended September 30, 2011 (1)

Net asset value, beginning of period	$ 9.75		$ 10.00

Activity from investment operations:
Net investment loss (2)	(0.04)		(0.04)
Net realized and unrealized
gain (loss) on investments	0.62		(0.21)
Total from investment operations	0.58		(0.25)

Net asset value, end of period	$ 10.33		$ 9.75

Total return (3)	5.95%		(2.50)%	(4)

Net assets, at end of period (000s)	$ 0	(5)	$ 0	(5)

Ratio of gross expenses to average
net assets (6,8)	3.00%		4.23%	(7)
Ratio of net expenses to average
net assets (8)	2.45%		2.45%	(7)
Ratio of net investment loss
to average net assets (8,9)	(0.40)%		(0.86)%	(7)

Portfolio Turnover Rate	548%		708%	(4)

(1)	The Bandon Isolated Alpha Fixed Income Fund commenced operations on December 31, 2010.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3) Total returns shown exclude the effect of applicable sales charges.
(4) Not Annualized.
(5) Represents less than $1,000 in net assets.
(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(7) Annualized.
(8)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(9)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Bandon Isolated Alpha Fixed Income Fund

Notes to Financial Statements

September 30, 2012

1.

ORGANIZATION

The Bandon Isolated Alpha Fixed Income Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks consistent positive returns throughout various fixed income market cycles.

The Fund currently offers Class I, Class C and Class A shares only. Class R received initial seed capital only and is currently not open to new investors. Effective January 13, 2012, Investor Class shares were renamed Class I shares. Prior to January 13, 2012, Class I shares were subject to a sales charge at the time of purchase, although the shares may have been purchased at net asset value (“NAV”) without a sales charge by a certain category of investors.  Class A shares are offered at net asset value plus a maximum sales charge of 5.75%, Class I and C shares are offered at Net Asset Value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.  The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation.  Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type.  Financial futures, which are traded on an exchange, are valued at the settlement price determined by the exchange. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. If market quotations are not readily available or if the Advisor believes the market quotations are not reflective of market value, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Board will review the fair value method in use for securities requiring a fair market value determination at least quarterly. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.  Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close. Short-term debt obligations, excluding U.S. Treasury Bills, having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

Bandon Isolated Alpha Fixed Income Fund

Notes to Financial Statements (Continued)

September 30, 2012

Valuation of Fund of Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”).  The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of September 30, 2012 for the Fund’s assets and liabilities measured at fair value:

Bandon Isolated Alpha Fixed Income Fund

Notes to Financial Statements (Continued)

September 30, 2012

Assets *	Level 1	Level 2	Level 3	Total
Investments:
Bonds & Notes	$ -	$ 17,842,539	$ -	$ 17,842,539
Preferred Stock	206,026	-	-	206,026
Exchange Traded Funds	3,239,306	-	-	3,239,306
Short-Term Investments	4,677,680	-	-	4,677,680
Discount Notes	-	199,964	-	199,964
Total Investments	8,123,012	18,042,503	-	26,165,515
Derivatives:
Forward Foreign Currency Exchange Contracts	-	355	-	355
Futures**	4,289	-	-	4,289
Swaps	-	121,884	-	121,884
Total Derivatives	$ 4,289	$ 122,239	$ -	$ 126,528
Total	$ 8,127,301	$ 18,164,742	$ -	$ 26,292,043
Liabilities
Derivatives:
Forward Foreign Currency Exchange Contracts	$ -	$ 495	$ -	$ 495
Futures**	36,925	-	-	36,925
Swaps	-	62,538	-	62,538
Total Derivatives	$ 36,925	$ 63,033	$ -	$ 99,958

The Fund did not hold any Level 3 securities during the period.

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

* Refer to the Schedule of Investments for industry classifications.

**Cumulative appreciation (depreciation) of futures contracts is reported in the above table. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. The accounting records are maintained in U.S. Dollars.

Foreign Currency Transactions - All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation.  Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any are declared and paid monthly. Distributable net realized capital gains, if any, are declared and distributed annually.  Dividends and distributions to shareholders are recorded on ex-date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  These reclassifications have no effect on net assets, results from operations or net asset values per share of the Fund.

Bandon Isolated Alpha Fixed Income Fund

Notes to Financial Statements (Continued)

September 30, 2012

Federal Income Tax – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for the open tax years 2011 and 2012. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Futures Contracts – The Fund is subject to interest rate risk and forward currency exchange rate risk in the normal course of pursuing its investment objective.   The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities and interest rates.  Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position).  During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading.  Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred.  When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract.  If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.   The Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract.  Risks may exceed amounts recognized in the Statement of Assets and Liabilities.  With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

On October 31, 2011, MF Global Holdings Ltd. and MF Global Finance USA Inc. (collectively "MF Global") filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code. At the date of the Bankruptcy filing, the Fund held futures contracts and margin deposits at MF Global.  The Fund has since had all its open futures contracts moved from its MF Global accounts or sold within the MF Global account. The Fund has a current estimated exposure at MF Global of $26,391.

Forward Foreign Currency Exchange Contracts – The Fund may enter into Forward Foreign Currency Exchange Contracts (“Forward Contracts”), in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of an investment strategy.  When executing Forward Contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future.  With respect to sales of forwards contracts, the Fund would incur a loss if the value of the contract increases between the date the Forward Contract is opened and the date the Forward Contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates.  With respect to purchases of forward contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the Forward Contract is closed.  The Fund realizes a gain if the value of the contract increases between those dates. The Fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The Fund is also exposed to credit risk associated with counterparty nonperformance on these Forward Contracts, which is typically limited to the unrealized gain on

Bandon Isolated Alpha Fixed Income Fund

Notes to Financial Statements (Continued)

September 30, 2012

each open contract.

Option Transactions – Options are derivative financial instruments that give the buyer, in exchange for a premium payment, the right, but not the obligation, to either purchase from (call option) or sell to (put option) the writer a specified underlying instrument at a specified price on or before a specified date. The Fund enters into option contracts to meet the requirements of its trading activities.

The risk in writing a call option is that the Fund may incur a loss if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

The number of option contracts written and the premiums received by the Fund for the year ended September 30, 2012, were as follows:

	Written Put Options		Written Call Options
	Number of	Premiums	Number of	Premiums
Put/Call Options	Contracts	Received	Contracts	Received
Options outstanding, beginning of period	-	$ -	-	$ -
Options purchased/written	338	288,791	819	785,354
Options closed	(338)	(288,791)	(819)	(785,354)
Options exercised	-	-	-	-
Options expired	-	-	-	-
Options outstanding, end of period	-	$ -	-	$ -

Credit Default Swaps - Credit default swaps (“CDS”) are typically two-party (bilateral) financial contracts that transfer credit exposure between the two parties.  One party to a CDS (referred to as the credit protection “buyer”) receives credit protection or sheds credit risk, whereas the other party to a CDS (referred to as the credit protection “seller”) is selling credit protection or taking on credit risk.  The seller typically receives pre-determined periodic payments from the other party.  These payments are in consideration for agreeing to make compensating specific payments to the buyer should a negative credit event occur, such as (1) bankruptcy or (2) failure to pay interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio.  In general, CDS may be used by the Fund to obtain credit risk exposure similar to that of a direct investment in high yield bonds.

The amounts to be exchanged or “swapped” between parties are calculated with respect to the notional amount.  Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each

Bandon Isolated Alpha Fixed Income Fund

Notes to Financial Statements (Continued)

September 30, 2012

trading day.   Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments.  A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations.  The maximum pay-outs for these contracts are limited to the notional amount of each swap. CDS may involve greater risks than if the Fund had invested in the referenced obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.  For the year ended September 30, 2012 the Fund’s trades of swap contracts resulted in a net loss of $90,133 which is included in the net realized loss from swap transactions in the Statement of Operations.

Fair Values of Derivative Instruments in the Fund as of September 30, 2012:

	Asset Derivatives			Liability Derivatives
Contract Type/
Primary Risk Exposure	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value

Interest rate contracts:	Receivables for futures -			Receivables for futures -
	variation margin	$ 4,289	*	variation margin	$ 36,925	*

Foreign exchange contracts:	Receivable for open forward			Payable for open forward
	foreign currency exchange contracts	$ 355		foreign currency exchange contracts	$ 495

Credit contracts	Unrealized appreciation			Unrealized appreciation
	on swap contracts	$ 121,884		on swap contracts	$ 62,538
		$ 126,528			$ 99,958

*Cumulative appreciation (depreciation) of futures contracts is reported in the above table. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of Derivative Instruments on the Statement of Operations for the year ended September 30, 2012.

Change in
Unrealized
		Realized Gain	Appreciation or
Contract Type/	Location of Gain or (Loss) On	or (Loss) on	(Depreciation)
Primary Risk Exposure	Derivatives	Derivatives	on Derivatives
Interest rate contracts	Net realized gain (loss) from futures and options
purchased and written/Net change in unrealized
	appreciation (depreciation) from futures contracts	$ 44,681	$ (53,119)
Foreign exchange contracts	Net realized gain (loss) from forward foreign currency
exchange contracts/Net change in unrealized
appreciation (depreciation) from forward foreign
	currency exchange contracts	$ 25,006	$ (23,047)
Credit contracts	Net realized gain (loss) from swaps/
Net change in unrealized appreciation (depreciation)
	from swaps	(90,133)	52,658
Total		$ (20,446)	$ (23,508)

The derivative instruments outstanding as of September 30, 2012 as disclosed in the Notes to the Financial Statements and the amounts of realized and changes in unrealized gains and losses on derivative instruments

Bandon Isolated Alpha Fixed Income Fund

Notes to Financial Statements (Continued)

September 30, 2012

during the year as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Short Sales – A "short sale" is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline.  The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date.  If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss.  Conversely, if the price declines, the Fund will realize a gain.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.  INVESTMENT TRANSACTIONS

For the year ended September 30, 2012, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, Options, Futures and Forward Foreign Currency Exchange Contracts amounted to $107,700,471 and $87,682,737, respectively. For the year ended September 30, 2012, cost of purchases and proceeds from sales of U.S. Government securities, other than short-term investments, amounted to $45,921,410 and $41,321,884, respectively.

4.  INVESTMENT ADVISORY AGREEMENTS / TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund.  Bandon Capital Management, LLC (“Advisor”), serves as investment adviser to the Fund.  The Advisor has engaged Dix Hills Partners, LLC and Logan Circle Partners, L.P. (the “Sub-Advisors”) to serve as the sub-advisors to the Fund. The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an advisory agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor computed and accrued daily and paid monthly at an annual rate of 1.75% of the Fund’s average daily net assets. Pursuant to the sub-advisory agreements, the Advisor pays Dix Hills Partners, LLC and Logan Circle Partners, L.P. a sub-advisory fee, computed and accrued daily and paid monthly.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed to waive through January 31, 2013 a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses, such as litigation) do not exceed 1.95%, 2.20%, 2.95 and 2.45% of the daily average net assets attributable to the Class I, Class A, Class C and Class R shares, respectively.  For the year ended September 30, 2012, the Advisor waived fees in the amount of $140,914.               .

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund's Operating Expenses are subsequently less than 1.95%, 2.20%, 2.95% and 2.45% of the average daily net assets attributable to the Class I, Class A, Class C and Class R, respectively, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 1.95%, 2.20%, 2.95% and 2.45% of the average daily net assets

Bandon Isolated Alpha Fixed Income Fund

Notes to Financial Statements (Continued)

September 30, 2012

for each share class. If Fund Operating Expenses subsequently exceed 1.95%, 2.20%, 2.95% and 2.45% of the average daily net assets for each shares class, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.  Pursuant to the Waiver Agreement, as of September 30, 2012, there was $131,003 and $140,914 that may be recaptured through September 30, 2014 and September 30, 2015, respectively.

The Board has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25%, 1.00% and 0.50% of the average daily net assets attributable to the Class A, Class C and Class R shares, respectively, and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. During the year ended September 30, 2012, pursuant to the Plan, Class A and Class C shares paid $50 and $3,563, respectively.

Effective April 1, 2012, with the approval of the Board, the Fund pays its pro rata share of a total fee of $21,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Previously, the Fund paid its pro rata share of a total fee of $17,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. The Fund pays the chairperson of the Audit committee and the Lead Independent Trustee a pro rata share of an additional $2,000 per quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.  GFS provides Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC  (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, Gemcom receives customary fees from the Fund.

5.   DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the period ended September 30, 2012 was as follows:

The Fund had no distributions for the period ended September 30, 2011.

As of September 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Bandon Isolated Alpha Fixed Income Fund

Notes to Financial Statements (Continued)

September 30, 2012

The difference between book basis and tax basis unrealized appreciation (depreciation), accumulated net realized gains and accumulated net investment loss is primarily attributable to the tax deferral of losses on wash sales and mark to market on open Section 1256 contracts, forward foreign currency exchange contracts and swaps.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such capital losses as follows:

Short-Term	Long-Term	Total
$ -	$ 27,218	$ 27,218

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010.  The Act makes changes to several tax rules impacting the Fund, including unlimited carryover on future capital losses.  At September 30, 2012, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Short-Term	Long-Term	Total	Expiration
$ -	$ 97,613	$ 97,613	No Expiration

Permanent book and tax differences primarily attributable to the book/ tax basis treatment of ordinary distributions and foreign currency exchange gains and adjustments for paydowns and swaps, resulted in reclassifications for the Fund for the period ended September 30, 2012 as follows:  an increase in accumulated net investment loss of $43,661 and an increase in accumulated net realized gain from security transactions of $43,661.

6. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact this amendment may have on the Fund’s financial statements.

7.  SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

Cohen Fund Audit Services, Ltd.
1350 Euclid Ave., Ste 800
Cleveland, OH 44115-1877

www.cohenfund.com

440.649.1700
440.579.0111 *fax*

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Bandon Isolated Alpha Fixed Income Fund
(Northern Lights Fund Trust)

We have audited the accompanying statement of assets and liabilities, of the Bandon Isolated Alpha Fixed Income Fund, a series of the Northern Lights Fund Trust (the "Fund"), including the schedule of investments, as of September 30, 2012, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bandon Isolated Alpha Fixed Income Fund as of September 30, 2012, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Cohen Fund Audit Services

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
November 29, 2012

Registered with the Public Company Accounting Oversight Board

Bandon Isolated Alpha Fixed Income Fund

Expense Example (Unaudited)

September 30, 2012

As a shareholder of Bandon Isolated Alpha Fixed Income Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, and contingent deferred sales charges (CDSCs); (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Bandon Isolated Alpha Fixed Income Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2012 through September 30, 2012.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Bandon Isolated Alpha Fixed Income Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Fund’s	Beginning	Ending	Expenses Paid
	Annualized	Account Value	Account Value	During Period *
Actual	Expense Ratio	4/1/2012	9/30/2012	4/1/2012 – 9/30/12
Class I	1.95%	$1,000.00	$1,006.70	$ 9.78
Class A	2.20%	1,000.00	1,004.90	11.03
Class C	2.95%	1,000.00	1,001.00	14.76
Class R	2.45%	1,000.00	1,005.80	12.29

	Fund’s	Beginning	Ending	Expenses Paid
Hypothetical	Annualized	Account Value	Account Value	During Period *
(5% return before expenses)	Expense Ratio	4/1/2012	9/30/2012	4/1/2012 – 9/30/12
Class I	1.95%	$1,000.00	$1,015.25	$ 9.82
Class A	2.20%	1,000.00	1,014.00	11.08
Class C	2.95%	1,000.00	1,010.25	14.83
Class R	2.45%	1,000.00	1,012.75	12.33

*   Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (366).

Approval of Advisory Agreement – Bandon Isolated Alpha Fixed Income Fund *

In connection with a special meeting held on November 3, 2010, the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”), discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between Bandon Capital Management, LLC (“BCM” or the “Adviser”) and the Trust, on behalf Bandon Isolated Alpha Fixed Income Fund (the “Fund”). In considering the proposed Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement. These materials included: (a) information on the investment performance of a composite the Adviser’s separately managed accounts and appropriate indices with respect to the composite; (b) the resources available with respect to compliance with the Fund’s investment policies and restrictions and with policies on personal securities transactions; (c) the overall organization of the Adviser; and (d) the financial condition of the Adviser.

In their consideration of the proposed Advisory Agreement, the Board did not identify any single factor as controlling, and the following summary does not detail all the matters considered. Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Advisory Agreement include the following:

Nature, Extent and Quality of Services.  A presentation was given by representatives of the Adviser regarding the Fund’s investment strategies.  The Trustees discussed the nature of BCM’s operations, the quality of BCM’s compliance infrastructure and the experience of its fund management personnel.  The Trustees, including the Independent Trustees, concluded that BCM has the ability to provide a level of service consistent with the Board’s expectations.

 Performance.  Because the Fund has not yet commenced operations, the Trustees could not consider the investment performance of the Fund.  However, the Board considered BCM’s past performance of separately managed accounts. The Board, including the Independent Trustees, concluded that the Adviser has the potential to deliver favorable performance.

 Fees and Expenses.  The Board noted that BCM would charge a 1.75% annual advisory fee based on the average net assets of the Fund. The Trustees , including the Independent Trustees, concluded that the Fund’s advisory fee, as well as its overall expense ratio, was acceptable in light of the quality of the services the Fund expected to receive from the Adviser and the level of fees paid by a peer group of other similarly managed mutual funds.

Economies of Scale. The Board considered whether there will be economies of scale with respect to the management of the Fund and whether there is potential for realization of any further economies of scale.  It was the consensus of the Board, including the Independent Trustees, that based on the anticipated size of Fund for the initial two years of its Advisory Agreement, economies of scale was not a relevant consideration at this time.

 Profitability.  The Board considered the anticipated profits to be realized by BCM in connection with the operation of the Fund, based on materials provided to the Board, and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. They also considered the profits to be realized by BCM from other activities related to the Fund. The Trustees , including the Independent Trustees, concluded that because of the Fund’s expected asset level, the Board was satisfied that BCM’s level of profitability from its relationship with the Fund would not be excessive.

 Conclusion.  Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the proposed Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure is fair and reasonable and that approval of the Advisory Agreement is in the best interests of the Trust and the shareholders of the Fund.

* Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Approval of Sub-Advisory Agreements *

In connection with a regular meeting held on December 13, 2010, the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Indpendent Trustees”), , discussed the approval of the separate sub-advisory agreements between Badon Capital Management (“BCM”) and Dix Hills Partners, LLC, (“Dix Hills”), and BCM and Logan Circle Partners, L.P. (“Logan Circle”) (Dix Hills and Logan Circle are each a “Sub-Adviser” and collectively referred to as the “Sub-Advisers”) with respect to the Fund (the “Sub-Advisory Agreements”). In considering the proposed Sub-Advisory Agreements, the Board received materials specifically relating to the Sub-Advisory Agreements. These materials included: (a) information on the investment performance of each Sub-Adviser’s separately managed accounts; (b) the resources available with respect to compliance with the Fund’s investment policies and restrictions and with policies on personal securities transactions; (c) the overall organization of the Sub-Adviser; and (d) investment management staffing.

In its consideration of the proposed Sub-Advisory Agreements, the Board did not identify any single factor as controlling, and the following summary does not detail all the matters considered. Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Sub-Advisory Agreements included the following:

Nature, Extent and Quality of Services.  The Trustees discussed the extent of the Sub-Advisers’ operations, the quality of Sub-Advisers’ compliance infrastructure and the experience of their fund management personnel.  The Trustees concluded that the Sub-Advisers have the ability to provide a level of service consistent with the Board’s expectations.

Performance.  Because the Fund has not yet commenced operations, the Trustees could not consider the investment performance of the Sub-Advisers.  However, the Board considered each Sub-Adviser’s past performance with its separately managed accounts. The Board, including the Independent Trustees, concluded that each Sub-Adviser has the potential to deliver favorable performance.

Fees and Expenses.  The Board noted that the Adviser shall pay Dix Hills an annual management fee of 0.750% for that portion of the Fund’s assets that the Adviser will assign to the Subadviser (“Subadviser Assets”). The Board also noted that the Adviser shall pay Logan Circle a fee equal to 0.00% on the first $10 million of Subadviser Assets, 0.75% on the next $90 million of Subadviser assets, and 0.65% on assets over $100 million.  After  discussing the proposed fees to be paid to each Sub-Adviser, the Trustees, including the Independent Trustees,  concluded that the Fund’s sub-advisory fees, as well as its overall expense ratio, were acceptable in light of the quality of the services the Fund expected to receive from the Sub-Advisers and the level of fees paid by a peer group of other similarly managed mutual funds.

Economies of Scale. The Board considered whether there will be economies of scale in respect of the management of the Fund and whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board, including the Independent Trustees,  that, based on the anticipated size of the Fund for the initial two years of the Sub-Advisory Agreements, economies of scale was not a relevant consideration.

 Profitability.  The Board considered the anticipated profits to be realized by the Sub-Advisers in connection with the operation of the Fund, based on the materials provided to the Board, and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund.  They also considered the profits to be realized by the Sub-Advisers from other activities related to the Fund.  The Trustees, including the Independent Trustees, concluded that because of the Fund’s expected asset levels, they were satisfied that each Sub-Adviser’s level of profitability from its relationship with the Fund would not be excessive.

 Conclusion. Having requested and received such information from the Sub-Advisers as the Board believed to be reasonably necessary to evaluate the terms of the proposed Sub-Advisory Agreements, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the Sub-Advisory fee structure is fair and reasonable and that approval of the Sub-Advisory Agreements is in the best interests of the Trust and the Fund’s shareholders.

* Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Bandon Isolated Alpha Fixed Income Fund

SUPPLEMENTAL INFORMATION (Unaudited)

September 30, 2012

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day‐to‐day operations of the Fund and execute policies formulated by the Trustees. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Anthony J. Hertl Born in 1950	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	97

AdvisorOne Funds (12 portfolios) (since 2004); Ladenburg Thalmann Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011) and Global Real Estate Fund; Northern Lights Variable Trust (since 2006)

Gary W. Lanzen Born in 1954	Trustee Since 2005	Founder and President, Orizon Investment Counsel, LLC (since 2000); Chief Investment Officer (2006 -2010); Partner, Orizon Group, Inc. (a financial services company) (2002-2006).	97	AdvisorOne Funds (12 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
Mark H. Taylor Born in 1964	Trustee Since 2007	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Member Auditing Standards Board, AICPA (since 2008).	100

Ladenburg Thalmann Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	100	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Ladenburg Thalmann Alternative Strategies Fund (since 2012)

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Michael Miola*** Born in 1952	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Adviser Services, LLC, CLS Investments, LLC, GemCom, LLC and Northern Lights Compliance Services, LLC (since 2003).	97	AdvisorOne Funds (12 portfolios) (2003-2012); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Constellation Trust Co.; Northern Lights Variable Trust (since 2006)
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 Born in 1969	President Since 2006

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).

			N/A	N/A
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (since 2004).	N/A	N/A
James P. Ash 450 Wireless Blvd. Hauppauge, NY 11788 Born in 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Lynn Bowley Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Funds’ Distributor).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-477-8100.

9/30/12-Vs 1

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-477-8100 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-477-8100

INVESTMENT ADVISOR

Bandon Capital Management, LLC

317 SW Alder Street, Suite 1110

Portland, OR 97204

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

 (a) The Registrant’s board of trustees has determined that Anthony J. Hertl is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Hertl is independent for purposes of this Item

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2012 – $15,000

2011 – $15,000

(b)

Audit-Related Fees

2012 – None

2011 – None

(c)

Tax Fees

2012 – $3,000

2011 – $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2012 - None

2011 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2012

2011

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2012 - $3,000

2011 – $3,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/Andrew B. Rogers

       Andrew B. Rogers, President

Date

12/10/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Andrew B. Rogers

        Andrew B. Rogers, President

Date

12/10/12

By (Signature and Title)

/s/Kevin Wolf

       Kevin Wolf, Treasurer

Date

12/10/12